UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 15, 2007

Date of Report

(Date of earliest event reported)

CORE-MARK HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(650) 589-9445

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2007, at the Annual Meeting of Stockholders of Core-Mark Holding Company, Inc. (the “Company”), the Company’s stockholders approved the Core-Mark Holding Company, Inc. 2007 Long Term Incentive Plan (the “2007 Plan”), which previously had been approved by the Company’s Board of Directors, subject to stockholder approval.

A description of the material terms of the 2007 Plan was included under the heading “Proposal 2. Approval Of Core-Mark 2007 Long-Term Incentive Plan” in the Company’s Definitive Proxy Statement filed with the SEC on April 23, 2007 and is incorporated herein by reference. The description of the 2007 Plan is qualified in its entirety by reference to the full text of the 2007 Plan, which is filed as Exhibit 10.1 hereto.

As previously announced, the Company’s Board of Directors has determined that in administering the 2007 Plan they will not reprice options (other than customary adjustments designed to preserve the economics of options in the case of stock splits, mergers and consolidations and other events which are the basis of equitable adjustments under the 2007 Plan) and that the Board will not re-grant shares that were the subject of forfeited awards under the 2007 Plan.

The Board intends to approve the award of no more than 171,766 shares under the 2007 Plan over the balance of 2007, and no more than 343,528 shares per year in each of 2008, 2009 and 2010 (of which amounts an aggregate of 40,000 shares are reserved for potential issuance to non-employee directors). Any such shares not granted in a particular year, may be granted in a subsequent year and will not be counted towards the limit for that subsequent year.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

The following is filed as an exhibit to this report:

Number	Description
10.1	Core-Mark Holding Company, Inc. 2007 Long-Term Incentive Plan (incorporated herein by reference to Annex A of the Core-Mark Holding Company, Inc. Definitive Proxy Statement on Schedule 14A filed with the SEC on April 23, 2007).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2007

CORE-MARK HOLDING COMPANY, INC.

By:	/s/ Stacy Loretz-Congdon
Name: Title:	Stacy Loretz-Congdon Chief Financial Officer

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EXHIBIT INDEX

Number	Description
10.1	Core-Mark Holding Company, Inc. 2007 Long-Term Incentive Plan (incorporated herein by reference to Annex A of the Core-Mark Holding Company, Inc. Definitive Proxy Statement on Schedule 14A filed with the SEC on April 23, 2007).

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